CĪON Investment Corporation

A Middle Market-Focused Business Development Company

Subadvised by Apollo Investment Management

Current Yields of Traditional Fixed Income Investments Are Near Historical Lows

For over 30 years interest rates have been in a steady decline and hit historical lows after the economic crisis of 2008. This has led to depressed yields from traditional fixed income investments, such as government and corporate bonds.

For investors seeking additional sources of income and mitigation against interest rate risk...*there are alternatives.*

Yields of Traditional Fixed Income Investments vs. Inflation [1,2,3]
Yields on government and corporate bonds are barely eclipsing the current rate of inflation and certificates of deposit are generating negative returns after inflation.



1.80%
1.88%
2.88%
0.40%
1.3%
Current Inflation
Treasury Bond 10 Year
Municipal Bond 10 Year
Corporate Bond 10 Year
CDs 1 Year

1. Source: Bloomberg.com – January 2015. Treasury bond yield is represented by the Bloomberg US Treasury Bond Index, Municipal Bond Yield represented by Bloomberg US Agency Index, and Corporate Bond Yield is represented by the Bloomberg US Corporate Bond Index. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.
2. "Consumer Price Index." Bureau of Labor Statistics, December 2014.
3. Past performance is no guarantee of future results. Although CDs are insured and offer a fixed rate of return, U.S. Government Bonds and Treasury Bills are only guaranteed as to the timely payment of principal and interest. The amount of interest paid can vary. Corporate Bonds carry higher risk than Government issued debt as their interest payments are not guaranteed and are typically based on the expectation that a company will make timely repayments of its debt.

Credit Void in Traditional Banks Creates Opportunity for Alternative Investment Vehicles

Many large banks have made dramatic shifts in their lending practices in the aftermath of the 2008 economic downturn. They now focus their attention on larger, public companies that have the highest credit ratings. The result has been a void in lending to private companies, who must seek alternative sources of financing, for their capital needs.

This has created a significant opportunity for alternative investment vehicles, such as CĪON Investment Corporation, to step in and connect investors who are seeking alternative sources of income, with this market opportunity.



Credit Void in Traditional Banks
Private Companies Seek Capital
C
Investors Seek Alternative Sources of Income

CĪON Investment Corporation

CĪON Investment Corporation ("CĪON") is a non-traded business development company, or BDC, that focuses on making investments primarily into the debt of private U.S. middle market companies. CĪON seeks to generate current income, and to a lesser extent, capital appreciation.

Subadvised by One of the World's Largest Loan Investors

CĪON has partnered with Apollo Investment Management, a subsidiary of Apollo Global Management (collectively, "Apollo"), to be CĪONs subadviser. CĪON draws upon Apollo's experience as one of the world's largest loan investors to identify investment opportunities and make investment recommendations for CĪON's portfolio.

Apollo is one of the world's largest alternative investment managers with significant scale, infrastructure and demonstrated investment experience. Apollo employs a value-oriented investment philosophy to invest and manage funds on behalf of some of the world's most prominent pension and endowment funds as well as other institutional and individual investors.

As CĪON's subadviser, Apollo provides access to unique, private investments that are not typically available through the broader markets. With approximately $108 billion of credit assets under management[1], credit investing is one of Apollo's core businesses.

Assets Under Management[1]

Apollo currently has approximately $160 billion of assets under management.


Real Estate: $10
Credit: $108
Private Equity: $41
Non-Allocated: $1

APOLLO

- **1990** Year founded
- **837** Number of employees
- **11** Offices worldwide
- **$160 Billion** Assets under management[1]

Key Attributes

- Value-oriented
- Contrarian approach
- Opportunistic across market cycles
- Integrated platform across asset classes and geographies
- Deep industry knowledge

1. As of December 31, 2014. Please refer to Apollo's latest periodic report, which is publicly available at www.sec.gov, for the definition of assets under management.

CĪON is sponsored by ICON Investments.

CĪON Features

Business Development Company Attributes

Governed by the Investment Company Act of 1940, BDCs are regulated and transparent. As a BDC, CĪON offers the following attributes:



Public filings
Independent board of directors (Majority)
90%
Net investment income distributed[1]
NAV
Weekly pricing[2]
FORM 1099
Tax statements

CĪON seeks to provide investors with monthly distributions derived from the repayment of its loans, which are typically structured as floating rate, senior secured investments.

Typical Floating vs. Fixed Rate Loan Characteristics[3]

Interest rates and the value of fixed rate investments have an inverse relationship. When rates fall, the value of fixed rate investments rise. However, when rates rise, the value of fixed rate investments fall.

Floating Rate Loans

Unlike fixed rate loans, the coupon payments of floating rate loans rise and fall with changes in interest rates, and the value of the loans remains stable.



Interest Rates
Interest Income
or
Interest Rates
Interest Income
Value

CĪON's portfolio currently consists primarily of floating rate loans to help mitigate the effects of interest rate fluctuations.

The Capital Structure

Senior secured loans sit at the top of the capital structure and have payment priority over bond and equity holders. **In the event that a borrower is unable to repay, CĪON may take possession of the company's assets.[4]**



Senior Secured Loans
Bonds
Equity
Higher
Payment Priority
Lower

Monthly Distributions

The interest payments that CĪON receives from its loans are then passed on to investors in the form of monthly distributions.[5]

1. In the unlikely circumstance that CĪON does not qualify as a Regulated Investment Company it would subject CĪON to federal income taxes on all of its income, resulting in a material adverse effect on its financial performance.
2. The weekly determination of our public offering price does not require that we calculate net asset value (NAV) in connection with each closing and sale of our common stock, but instead it involves the determination that we are not selling our common stock at a price that, after deducting selling commissions and dealer manager fees, is below the then current NAV per share at the time at which the closing and sale is made. Because there is no public trading market for shares of CĪON's common stock and CĪON is not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.
3. The above discussion does not take into account all factors that may impact income. Interest rate fluctuations can have a negative impact on investments and accordingly, can adversely impact our ability to achieve our objectives and targeted rate of return.
4. Although senior secured loans may carry the least amount of risk amongst the capital structure, they should not be misconstrued as carrying no risk at all. For example, there is a risk that the collateral securing our loans may decrease in value.
5. CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC ("IIG"), which are subject to recoupment. There can be no assurance that CĪON will achieve such performace in order to sustain these distributions, or be able to pay distributions at all. Please see Note 3 on next page for more information.

Offering Profile

Offering Type	Business Development Company ("BDC")
Offering Size	100,000,000 shares
Initial Offering Price[1]	▪ $10.00 per share ▪ $9.30 per share through RIAs
Minimum Investment	$5,000
General Suitability Standards[2]	▪ Net worth of at least $70,000 and an annual gross income of at least $70,000; or ▪ Net worth of at least $250,000.
Distribution Payment Schedule[3]	Paid monthly, as declared
Distribution Reinvestment Plan (DRIP)	Investors may elect to reinvest cash distributions in additional shares at 90% of the offering price in effect on the date of purchase.
Investor Share Repurchase Program	Quarterly share repurchases, which began in the first quarter of 2014. Up to 15% of the weighted average number of shares outstanding in the prior calendar year or 3.75% per quarter, may be repurchased for 90% of the offering price in effect on the date of repurchase.
Exit Strategy[4]	Intends to complete a liquidity event within three to five years following completion of the offering. Such an event could include: ▪ Listing of CĪON's common stock on a national securities exchange; ▪ Sale of all or substantially all of CĪON's assets either on a complete portfolio basis or individually followed by a liquidation; or ▪ Merger or another transaction approved by CĪON's board of directors in which CĪON's shareholders will receive cash or securities of a publicly-traded company.

1. Share price is determined on a weekly basis.
2. In addition to general suitability requirements, there are state-specific suitability requirements that must be met. For complete information, please refer to the suitability section of the prospectus. Net worth excludes home, home furnishings, and personal automobiles.
3. CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from IIG, which are subject to recoupment. To date, distributions have not been paid from offering proceeds or borrowings. To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital for tax purposes; however, distributions have not included a return of capital for tax purposes as of the date hereof. CĪON has not established limits on the amount of funds it may use from available sources to make distributions. A substantial portion of CĪON's distributions have resulted, and future distributions may result, from expense reimbursements from IIG, which are subject to repayment by CĪON within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for tax purposes. Shareholders should understand that any such distributions are not based on CĪON's investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG continues to make such expense reimbursements. Shareholders should also understand that CĪON's future repayments will reduce the distributions that they would otherwise receive. There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. IIG has no obligation to provide expense reimbursements to CĪON in future periods.
4. Because there is no public trading market for shares of CĪON's common stock and CĪON is not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

All fees, expenses and obligations will affect net cash from operations, which is further detailed in the prospectus.

CĪON Investment Corporation may provide access to compelling investment characteristics that complement almost any diversified investment allocation strategy:

Fund Characteristics

- Alternative Strategy
- Experienced Investment Managers
- Private Debt Investments

Fund Focus

- Floating Rate Loans
- Senior Secured Loans
- Monthly Distributions

To learn more, please contact your Financial Advisor or visit www.cioninvestmentcorp.com.